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Exhibit 99.1

FIRST DATA CORPORATION
SUMMARY FINANCIAL HIGHLIGHTS
(Unaudited)
(In millions, except per share amounts)

	Three Months Ended September 30,
	2003	2002	Change
Total revenues	$2,139.6	$1,947.5	10%

Income before income taxes, minority interest and equity earnings in affiliates	$458.7	$458.6	0%
Net income	$360.9	$342.5	5%
Earnings per common share — diluted	$0.49	$0.45	9%
Weighted average shares outstanding — diluted	743.2	767.4	-3%
Net income margins	16.9%	17.6%	-0.7 pts

FIRST DATA CORPORATION
SUMMARY FINANCIAL HIGHLIGHTS
(Unaudited)
(In millions, except per share amounts)

	Nine Months Ended September 30,
	2003	2002	Change
Total revenues	$6,262.8	$5,577.7	12%

Income before income taxes, minority interest and equity earnings in affiliates	$1,337.0	$1,192.5	12%
Net income	$1,007.3	$885.4	14%
Earnings per common share — diluted	$1.33	$1.14	17%
Weighted average shares outstanding — diluted	756.6	774.6	-2%
Net income margins	16.1%	15.9%	0.2 pts

FIRST DATA CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(In millions, except per share amounts)

	Three Months Ended September 30,
	2003	2002	Change
Revenues:
Transaction and processing service fees:
Payment services	$832.6	$734.3	13%
Merchant services	545.6	490.0	11%
Check verification and guarantee services	96.3	95.5	1%
Card issuing services	323.8	326.3	-1%
All other	35.0	38.3	-9%
Investment income, net	37.7	22.1	71%
Professional services	23.6	33.5	-30%
Software licensing and maintenance	14.0	13.4	4%
Product sales and other	83.1	61.5	35%
Reimbursable postage and other	147.9	132.6	12%

	2,139.6	1,947.5	10%

Expenses:
Cost of services	1,086.1	958.7	13%
Cost of products sold	53.2	46.8	14%
Selling, general and administrative	333.7	323.2	3%
Reimbursable postage and other	147.9	132.6	12%
Other operating expenses:
Restructuring, net	28.9	—	NM
Impairments	0.8	—	NM
Litigation and regulatory settlements	5.0	—	NM

	1,655.6	1,461.3	13%

Operating profit	484.0	486.2	0%

Other income (expense):
Interest income	2.1	1.1	91%
Interest expense	(29.1)	(28.7)	1%
Investment gains and (losses)	(5.1)	—	NM
Divestitures, net	6.8	—	NM

	(25.3)	(27.6)	-8%

Income before income taxes, minority interest and equity earnings in affiliates	458.7	458.6	0%

Income taxes (g)	101.4	123.5	-18%
Minority interest	(32.3)	(26.2)	23%
Equity earnings in affiliates	35.9	33.6	7%
Net income	$360.9	$342.5	5%

Earnings per share — basic	$0.49	$0.45	9%
Earnings per share — diluted	$0.49	$0.45	9%
Weighted average shares outstanding:
Basic	731.9	755.5	-3%
Diluted	743.2	767.4	-3%
Shares outstanding at end of period	728.8	752.1	-3%

(See accompanying notes)

FIRST DATA CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(In millions, except per share amounts)

	Nine Months Ended September 30,
	2003	2002	Change
Revenues:
Transaction and processing service fees:
Payment services	$2,382.6	$2,055.6	16%
Merchant services	1,557.4	1,387.2	12%
Check verification and guarantee services	290.3	276.4	5%
Card issuing services	993.6	956.2	4%
All other	107.9	121.0	-11%
Investment income, net	105.8	77.7	36%
Professional services	74.6	82.8	-10%
Software licensing and maintenance	37.4	41.3	-9%
Product sales and other	247.0	209.2	18%
Reimbursable postage and other	466.2	370.3	26%

	6,262.8	5,577.7	12%

Expenses:
Cost of services	3,169.6	2,802.0	13%
Cost of products sold	152.6	140.5	9%
Selling, general and administrative	1,028.0	942.3	9%
Reimbursable postage and other	466.2	370.3	26%
Other operating expenses:
Restructuring, net	28.9	7.1	NM
Impairments	0.8	11.3	NM
Litigation and regulatory settlements	5.0	30.0	NM

	4,851.1	4,303.5	13%

Operating profit	1,411.7	1,274.2	11%

Other income (expense):
Interest income	4.8	3.9	23%
Interest expense	(81.0)	(88.0)	-8%
Investment gains and (losses)	(5.3)	—	NM
Divestitures, net	6.8	2.4	NM

	(74.7)	(81.7)	-9%

Income before income taxes, minority interest and equity earnings in affiliates	1,337.0	1,192.5	12%

Income taxes (g)	344.1	319.6	8%
Minority interest	(89.3)	(73.2)	22%
Equity earnings in affiliates	103.7	85.7	21%

Net income	$1,007.3	$885.4	14%

Earnings per share — basic	$1.36	$1.17	16%
Earnings per share — diluted	$1.33	$1.14	17%
Weighted average shares outstanding:
Basic	743.3	759.4	-2%
Diluted	756.6	774.6	-2%
Shares outstanding at end of period	728.8	752.1	-3%

(See accompanying notes)

FIRST DATA CORPORATION
SUMMARY SEGMENT DATA
(Unaudited)
(In millions)

	Three Months Ended September 30,
	2003	2002	Change
Revenues:
Payment services	$935.2	$820.5	14%
Merchant services	785.1	702.6	12%
Card issuing services	492.0	485.1	1%
Emerging payments	38.5	37.7	2%

Subtotal segment revenues	2,250.8	2,045.9	10%
All other and corporate	20.0	22.7	-12%

	2,270.8	2,068.6	10%

Adjustments for items included in segment and all other and corporate revenue: (a)
Equity earnings in affiliates (b)	(44.0)	(40.0)	10%
Interest income	(2.1)	(1.1)	91%
Eliminations (c)	(85.1)	(80.0)	6%

Consolidated revenue	$2,139.6	$1,947.5	10%

Operating profit: (d)
Payment services	$323.7	$285.0	14%
Merchant services	215.0	196.0	10%
Card issuing services	72.7	97.0	-25%
Emerging payments	(5.3)	(4.9)	-8%

Subtotal segment operating profit	606.1	573.1	6%
All other and corporate	(28.6)	(24.2)	-18%

	577.5	548.9	5%

Adjustments for items included in segment and all other and corporate operating profit: (a)
Equity earnings in affiliates	(35.9)	(33.6)	7%
Minority interest from segment operations (e)	34.3	26.2	31%
Eliminations (c)	(55.1)	(54.2)	2%
Interest expense	(29.1)	(28.7)	1%
Items excluded from recurring operations (f)	(33.0)	—	NM

Income before income taxes, minority interest and equity earnings in affiliates	$458.7	$458.6	0%

Depreciation & Amortization:
Payment services	$30.8	$24.0	28%
Merchant services	61.5	60.4	2%
Card issuing services	45.5	45.0	1%
Emerging payments	2.7	2.7	0%
All other and corporate	4.0	5.2	-23%

Consolidated depreciation & amortization	$144.5	$137.3	5%

(See accompanying notes)

FIRST DATA CORPORATION
SUMMARY SEGMENT DATA
(Unaudited)
(In millions)

	Nine Months Ended September 30,
	2003	2002	Change
Revenues:
Payment services	$2,684.0	$2,319.2	16%
Merchant services	2,265.5	2,023.3	12%
Card issuing services	1,524.3	1,399.7	9%
Emerging payments	113.3	105.2	8%

Subtotal segment revenues	6,587.1	5,847.4	13%
All other and corporate	60.4	69.0	-12%

	6,647.5	5,916.4	12%

Adjustments for items included in segment and all other and corporate revenue: (a)
Equity earnings in affiliates (b)	(126.6)	(104.4)	21%
Interest income	(4.8)	(3.9)	23%
Eliminations (c)	(253.3)	(230.4)	10%

Consolidated revenue	$6,262.8	$5,577.7	12%

Operating profit: (d)
Payment services	$909.2	$761.0	19%
Merchant services	586.3	533.3	10%
Card issuing services	222.2	272.0	-18%
Emerging payments	(13.0)	(17.3)	25%

Subtotal segment operating profit	1,704.7	1,549.0	10%
All other and corporate	(73.6)	(55.6)	-32%

	1,631.1	1,493.4	9%

Adjustments for items included in segment and all other and corporate operating profit: (a)
Equity earnings in affiliates	(103.7)	(85.7)	21%
Minority interest from segment operations (e)	91.5	78.3	17%
Eliminations (c)	(167.7)	(159.5)	5%
Interest expense	(81.0)	(88.0)	-8%
Items excluded from recurring operations (f)	(33.2)	(46.0)	NM

Income before income taxes, minority interest and equity earnings in affiliates	$1,337.0	$1,192.5	12%

Depreciation & Amortization:
Payment services	$88.6	$66.5	33%
Merchant services	186.2	176.8	5%
Card issuing services	137.3	126.6	8%
Emerging payments	8.2	10.2	-20%
All other and corporate	12.6	14.5	-13%

Consolidated depreciation & amortization	$432.9	$394.6	10%

(See accompanying notes)

(a)
Reconciles the total segment and all other and corporate revenue to consolidated revenue or total segment and all other and corporate operating profit to income before income taxes, minority interest and equity earnings in affiliates as reported on the Consolidated Statements of Income.
(b)
Excludes equity losses that were recorded in expense of $1.2 million and $2.3 million for the three and nine months ended September 30, 2003, respectively, and the amortization related to the excess of the investment balance over the Company's proportionate share of the investee's net book value for 2003 and 2002.
(c)
Represents elimination of adjustment to record payment services segment revenues and operating profit on a pre-tax equivalent basis and elimination of intersegment revenue.
(d)
Segment and all other and corporate operating profit includes interest income, minority interest from segment operations and equity earnings in affiliates net of related amortization expense and the allocation of corporate overhead. Segment and all other and corporate operating profit excludes items discussed in note (f) below and interest expense.
(e)
Minority interest from segment operations excludes minority interest attributable to items excluded from segment operations discussed in note (f) below.
(f)
Items excluded from segment operating profit consist of the following:

2003 (in millions)	Three months ended Sept. 30, 2003	Nine months ended Sept. 30, 2003
Restructuring, net	$(28.9)	$(28.9)	Restructuring charges of $30.4 million were recorded offset with reversals of excess restructuring accruals of $1.5 million.
Impairments	(0.8)	(0.8)	A software impairment charge of $0.8 million was recorded in the third quarter related to the discontinuance of a card issuing services product offering.
Litigation and regulatory	(5.0)	(5.0)	A litigation charge of $5.0 million was recorded in the third quarter related to a lawsuit associated with settlements the merchant services segment.
Investment losses, net	(5.1)	(5.3)	Net investment losses of $5.1 million and $5.3 million were recorded in the three and nine months, respectively, primarily related to e-commerce businesses.
Divestitures, net	6.8	6.8	Divestiture reserves of $6.8 million were released in the third quarter related to the passage of certain exposures.

	(33.0)	(33.2)
Minority interest	2.0	2.2

	$(31.0)	$(31.0)

2002 (in millions)	Three months ended Sept. 30, 2002	Nine months ended Sept. 30, 2002
Restructuring, net	$—	$(7.1)	A restructuring charge of $9.0 million was recorded offset with reversals of excess restructuring accruals of $1.9 million.
Impairments	—	(11.3)	Impairment charges of $11.3 million related to SurePay's capitalized business to business software development costs.
Litigation and regulatory	—	(30.0)	A litigation charge of $30.0 million related to the anticipated settlement of various Western settlements Union class action lawsuits.
Investment gains, net	—	—	Investment losses of $8.1 million related to e-commerce businesses offset by a net gain of $8.1 million on the sale of a portion of the Company's investment in CheckFree Corporation.
Divestitures, net	—	2.4	Divestiture reserves of $2.4 million were released due to the passage of certain contractual indemnification provisions and the release of amounts previously held in escrow.

	—	(46.0)
Minority interest	—	5.1

	$—	$(40.9)

(g)
The reduction of the effective tax rate for the three and nine months ended September 30, 2003 resulted from higher than anticipated tax free municipal interest and, to a larger extent, the third quarter 2003 expiration of the statutory examination period for a prior tax year.

NM = Not meaningful.

FIRST DATA CORPORATION
FINANCIAL TRANSACTION PROCESSING
KEY INDICATORS
(Unaudited)

At September 30,	2003	2002	Change
Card accounts on file (millions) (a)
Domestic cards	302.2	299.7	1%
International cards	30.1	25.2	19%

Total	332.3	324.9	2%

For the Three-Months Ended September 30:
North America merchant dollar volume (billions) (b)	$175.6	$143.9	22%
North America merchant transactions (millions) (b)	3,274.6	2,609.0	26%
Payment services transactions (millions):
Consumer-to-consumer money transfer (c)	20.9	17.7	18%
Branded consumer-to-business (d)	33.6	30.2	11%
For the Nine-Months Ended September 30:
North America merchant dollar volume (billions) (b)	$491.8	$403.4	22%
North America merchant transactions (millions) (b)	9,113.1	7,302.7	25%
Payment services transactions (millions):
Consumer-to-consumer money transfer (c)	59.0	49.0	20%
Branded consumer-to-business (d)	100.1	88.4	13%
(a)
Domestic and international card accounts on file for 2002 have been restated to reflect a reclassification from domestic to international for accounts related to Canada and Latin America that are now considered part of international.

(b)
North America merchant dollar volume includes Visa and MasterCard credit and off-line debit and PIN-based debit at point-of-sale. North America merchant transactions include Visa and MasterCard credit and off-line debit, processed-only customer transactions and PIN-based debit at point-of-sale.

(c)
Consumer-to-consumer money transfer transactions include North America and international consumer money transfer services.

(d)
Branded consumer-to-business transactions include Quick Collect, EasyPay, PhonePay, Paymap's Just-in-Time and Equity Accelerator services, and E Commerce Group's Speedpay transactions directly processed by E Commerce Group. Amounts for 2002 include transactions for E Commerce Group and Paymap as if they were consolidated subsidiaries for the entire year to provide a more meaningful comparison.

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  Exhibit 99.1
FIRST DATA CORPORATION SUMMARY FINANCIAL HIGHLIGHTS (Unaudited) (In millions, except per share amounts)
FIRST DATA CORPORATION SUMMARY FINANCIAL HIGHLIGHTS (Unaudited) (In millions, except per share amounts)
FIRST DATA CORPORATION CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (In millions, except per share amounts)
FIRST DATA CORPORATION CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (In millions, except per share amounts)
FIRST DATA CORPORATION SUMMARY SEGMENT DATA (Unaudited) (In millions)
FIRST DATA CORPORATION SUMMARY SEGMENT DATA (Unaudited) (In millions)
FIRST DATA CORPORATION FINANCIAL TRANSACTION PROCESSING KEY INDICATORS (Unaudited)